Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of NutraCea, a California corporation (the "Company”), do hereby certify with respect to the Quarterly Report of NutraCea on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

(1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of NutraCea.

Dated: November 6, 2008	NUTRACEA

/s/ Bradley Edson
Bradley Edson
Chief Executive Officer

/s/ Olga Hernandez-Longan
Olga Hernandez-Longan
Chief Financial Officer